Exhibit 10.6

MAIA BIOTECHNOLOGY, INC.

[Consulting] [Director] Stock Option Award Agreement

Name of Grantee:
Date of Grant:
Vesting Commencement Date:
Number of Option Shares:
Option Price:	$
Type of Option:	Non-qualified Stock Option
Applicable Plan:	The 2021 Equity Incentive Plan (the “Plan”)
Vesting:
Purpose:

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MAIA BIOTECHNOLOGY, INC.

2021 EQUITY INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT made as of ___________ __, 2021 [insert date on which Committee grants the Option] (the “Grant Date”), by and between Maia Biotechnology, Inc. (the “Company”), and ____________________ (the “Optionee”).

WITNESSETH:

WHEREAS, the Company has adopted and maintains the Maia Biotechnology, Inc. 2021 Equity Incentive Plan, effective August 1, 2022 (the “Plan”), and

WHEREAS, the Committee has authorized the grant to the Optionee of an Option under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,

NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Optionee hereby agree as follows:

1.
Plan. This Option award is made pursuant to the terms of the Plan which are incorporated herein by reference. Terms used in this Agreement which are defined in the Plan shall have the same meaning as set forth in the Plan.
2.
Grant of Option. The Company hereby grants to the Optionee an option to purchase the number of shares set forth on the cover page hereof of the Company’s Shares for an Option price per Share equal to [insert price] (the Fair Market Value of a Share on the date of the grant of the Option). The Option is intended by the Committee to be a Non-Qualified Stock Option and the provisions hereof shall be interpreted on a basis consistent with such intent.
3.
Exercise Period.
(a)
The Option shall be exercisable on or after vesting of the Option pursuant to the terms of the Plan and this Agreement.
(b)
All or any part of the Option may be exercised by the Optionee no later than the tenth (10th) anniversary of the Grant Date (the “Exercise Period”).
(c)
This Agreement and the Option shall terminate on the earlier of (i) the tenth (10th) anniversary of the Grant Date, or (ii) the date as of which the Option has been fully exercised.
4.
Vesting. The Option shall vest pursuant to the vesting schedule set forth on the cover page hereof subject to the Optionee’s continuation of service with the Company during the vesting period.
5.
Termination of Service. In the event of the Optionee’s Termination of Service with the Company for Cause, death, or Total and Permanent Disability, the provisions of Article VI of the Plan shall control. Notwithstanding anything to the contrary in this Agreement or in the Plan, including Section 6.2 of the Plan, in the event of the Optionee’s Termination of Service with the Company for any reason other than for Cause, death, or

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Total and Permanent Disability, this Option shall remain exercisable in accordance with its terms for the duration of the Exercise Period.
6.
Restrictions on Transfer of Option. This Agreement and the Option shall not be transferable otherwise than (a) by will or by the laws of descent and distribution or (b) by gift to any Family Member of the Optionee, and the Option shall be exercisable, during the Optionee’s lifetime, solely by the Optionee, except on account of the Optionee’s Permanent and Total Disability or death, and solely by the transferee in the case of a transfer by gift to a Family Member of the Optionee.
7.
Exercise of Option.
(d)
The Option shall become exercisable at such time as shall be provided herein or in the Plan and shall be exercisable by written notice of such exercise, in the form prescribed by the Committee, to the Secretary of the Company, at its principal office. The notice shall specify the number of Shares for which the Option is being exercised.
(e)
Except as otherwise provided in Sections 8(c) and 8(d), Shares purchased pursuant to the Option shall be paid for in full at the time of such purchase in cash, in Shares, including Shares acquired pursuant to the Plan, or part in cash and part in Shares. Shares transferred in payment of the Option price shall be valued as of the date of transfer based on their Fair Market Value.

(c) The Option price may be paid, in whole or in part, by (i) an immediate market sale or margin loan as to all or a part of the Shares which the Optionee shall be entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Optionee of the Option price (or portion thereof to be so paid), (ii) the delivery of the Shares from the Company directly to a brokerage firm, and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company.

(d) The Option price may be paid, in whole or in part, by reducing the number of Shares to be issued upon exercise of the Option by the number of Shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise.

8.
Regulation by the Committee. This Agreement and the Option shall be subject to the administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Optionee and any person or persons to whom any portion of the Option has been transferred by will, by the laws of descent and distribution or by gift to a Family Member of the Optionee.
9.
Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to Shares subject to the Option until certificates for Shares are issued to the Optionee.
10.
Reservation of Shares. With respect to the Option, the Company hereby agrees to at all times reserve for issuance and/or delivery upon payment by the Optionee of the Option price, such number of Shares as shall be required for issuance and/or delivery upon such payment pursuant to the Option.
11.
Delivery of Share Certificates. Within a reasonable time after the exercise of the Option the Company shall cause to be delivered to the Optionee, his or her legal representative or his or her beneficiary, a certificate for the Shares purchased pursuant to the exercise of the Option.
12.
Withholding. In the event the Optionee elects to exercise the Option (or any part thereof), the Company or an Affiliate shall be entitled to deduct and withhold the minimum amount necessary in connection with

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the issuance of Shares to the Optionee to satisfy its withholding obligations under any and all federal, state or local tax rules or regulations.
13.
Amendment. The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would materially and adversely impair the Optionee’s rights or entitlements with respect to the Option shall be effective without the prior written consent of the Optionee.
14.
Optionee Acknowledgment. Optionee acknowledges and agrees that the vesting of Shares pursuant to this Option Agreement is earned only by continuing service with the Company. Optionee further acknowledges and agrees that nothing in this Agreement, nor in the Plan shall confer upon the Optionee any right to continue in the service of the Company, nor shall it interfere in any way with Optionee’s right or the Company’s right to terminate Optionee’s service at any time, with or without Cause. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. By executing this Agreement, the Optionee hereby agrees to be bound by all of the terms of both the Plan and this Agreement.

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MAIA BIOTECHNOLOGY, INC.
By:_______________________________ Title:_____________________________	Date ______________
OPTIONEE By:_______________________________ Title:_____________________________	Date ______________

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SAMPLE

NOTICE OF EXERCISE

Maia Biotechnology, Inc. Compensation Committee	Date of Exercise:

Ladies and Gentlemen:

This constitutes notice under my stock Option that I elect to purchase the number of Shares for the price set forth below.

Type of Option:	Non-Qualified

Grant Date:

Number of Shares as to which Option is exercised:

Certificates to be issued in name of:

Total exercise price:	$

Cash payment delivered herewith:	$

By this exercise, I agree (i) to execute or provide such additional documents as Maia Biotechnology, Inc. (the “Company”) may reasonably require pursuant to the terms of this Notice of Exercise and the Company’s 2021 Equity Incentive Plan (the “Plan”), and (ii) to provide for the payment by me to the Company (in the manner designated by the Company) of the Company’s withholding obligation, if any, relating to the exercise of this Option.

Very truly yours,

___________________________________________

Optionee

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